UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2007
W-H ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-31346 (Commission File Number)	76-0281502 (I.R.S. Employer Identification No.)

2000 West Sam Houston Parkway South Suite 500 Houston, TX (Address of principal executive offices)	77042 (Zip code)
Registrant’s telephone number, including area code: (713) 974-9071
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective as of October 16, 2007, the Board of Directors of the Company approved and adopted amendments to the Company’s Amended and Restated Bylaws. The Board of Directors also adopted the Second Amended and Restated Bylaws to reflect such amendments.
     The Second Amended and Restated Bylaws were adopted to allow for the issuance of uncertificated shares. By being able to issue uncertificated shares, the Company may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company.
     The description of the foregoing amendments to the bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:
     (d) Exhibits

The list of exhibits that appears on the Exhibit Index immediately following the signature page hereto is hereby incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W-H ENERGY SERVICES, INC.
Date: October 18, 2007	By:	/s/ Ernesto Bautista, III
Ernesto Bautista, III
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Second Amended and Restated Bylaws of W-H Energy Services, Inc.